UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 20, 2012

Exterra Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52319	20-5086877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Kelly Hart & Hallman LLP
201 Main Street, Suite 2500
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 878-3569

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On August 20, 2012, Exterra Energy, Inc., a Nevada corporation (the “Registrant”), filed its monthly operating report for the period from July 1, 2012 through July 31, 2012 (the “Report”) with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Court”).

The Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Before reading the Report, we strongly urge you to read the cautionary statements regarding the Report below.

CAUTIONARY STATEMENTS REGARDING FINANCIAL AND OPERATING DATA

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Report was not prepared in accordance with U.S. generally accepted accounting principles, was not audited or reviewed by independent accountants, will not be subject to audit or review by the Registrant’s external auditors at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Registrant’s securities, the Report is accurate or complete. The Report contains a further description of limitations on the information contained therein. The Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Report should not be viewed as indicative of future results.

FORWARD LOOKING STATEMENTS

Certain statements herein about expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and the views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements.  The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Registrant’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Registrant’s control. Such factors include, without limitation: (i) the ability of the Registrant to develop, prosecute, confirm, and consummate any plan of reorganization or liquidation with respect to the Chapter 11 proceeding of the Registrant before the Court (“the Chapter 11 Proceeding”); (ii) the Registrant’s ability to obtain court approval with respect to motions in the Chapter 11 Proceeding; and (iii) the potential adverse impact of the Chapter 11 Proceeding on the Registrant’s liquidity or results of operations. This list is not intended to be exhaustive.

Section 9 – Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Registrant’s Monthly Operating Report for the period from July 1, 2012 through July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012	Exterra Energy Inc.
(Registrant)

By: /s/ Michael A. McConnell
Michael A. McConnell
Chapter 11 Trustee

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant’s Monthly Operating Report for the period from July 1, 2012 through July 31, 2012.